UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 5, 2013 (April 2, 2013)

HERTZ GLOBAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-33139	20-3530539
(State of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

225 Brae Boulevard

Park Ridge, New Jersey 07656-0713

(Address of principal executive
offices, including zip code)

(201) 307-2000

(Registrant’s telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE

On April 2, 2013, the Chairman and Chief Executive Officer of Hertz Global Holdings, Inc. (“Hertz Holdings” or the “Company”), Mark P. Frissora, and other members of senior management presented an overview of Hertz Holdings’ strategies, operations and financial results to financial investors in connection with an investor meeting (the “Investor Meeting”). Hertz Holdings is the indirect parent company of The Hertz Corporation (“Hertz”). The presentation was broadcast live to the public through an audio webcast and the slides that accompanied the presentation were available to the public at the time of the webcast through the Hertz website. A copy of the presentation is attached hereto as Exhibit 99.1.

The presentation included certain non-GAAP financial measures. Reconciliations of these non-GAAP financial measures to the comparable measures calculated and presented in accordance with GAAP are attached hereto as part of Exhibit 99.1. The reasons why Hertz Holdings’ and The Hertz Corporation’s management believe that the presentation of the non-GAAP financial measures included in the presentation provide useful information regarding Hertz Holdings’ and The Hertz Corporation’s financial condition and results of operations and additional purposes, if any, why Hertz Holdings’ and The Hertz Corporation’s management utilize the non-GAAP financial measures are attached hereto as part of Exhibit 99.1.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

CAUTIONARY NOTE CONCERNING FORWARD-LOOKING STATEMENTS

Certain statements contained in the press release and in related comments by our management include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements include information concerning the Company’s outlook, anticipated revenues and results of operations, as well as any other statement that does not directly relate to any historical or current fact. These forward-looking statements often include words such as “believe,” “expect,” “project,” “anticipate,” “intend,” “plan,” “estimate,” “seek,” “will,” “may,” “would,” “should,” “could,” “forecasts” or similar expressions. These statements are based on certain assumptions that the Company has made in light of its experience in the industry as well as its perceptions of historical trends, current conditions, expected future developments and other factors that the Company believes are appropriate in these circumstances. We believe these judgments are reasonable, but you should understand that these statements are not guarantees of performance or results, and our actual results could differ materially from those expressed in the forward-looking statements due to a variety of important factors, both positive and negative.

Among other items, such factors could include: our ability to integrate the car rental operations of Dollar Thrifty and realize operational efficiencies from the acquisition; the risk that expected synergies, cost savings from the Dollar Thrifty acquisition may not be fully realized or realized within the expected time frame; the operational and profitability impact of the divestitures that we agreed to undertake in order to secure regulatory approval for the Dollar Thrifty acquisition; levels of travel demand, particularly with respect to airline passenger traffic in the United States and in global markets; the impact of pending and future U.S. governmental action to address budget deficits through reductions in spending and similar austerity measures, which could materially adversely affect unemployment rates and consumer spending levels; significant changes in the competitive environment, including as a result of industry consolidation, and the effect of competition in our markets, including on our pricing policies or use of incentives; occurrences that disrupt rental activity during our peak periods; our ability to achieve cost savings and efficiencies and realize opportunities to increase productivity and profitability; an increase in our fleet costs as a result of an increase in the cost of new vehicles and/or a decrease in the price at which we dispose of used vehicles either in the used vehicle market or under repurchase or guaranteed depreciation programs our ability to accurately estimate future levels of rental activity and adjust the size and mix of our fleet accordingly; our ability to maintain sufficient liquidity and the availability to us of additional or continued sources of financing for our revenue earning equipment and to refinance our existing indebtedness; safety recalls by the manufacturers of our vehicles and equipment; a major disruption in our communication or centralized information networks; financial instability of the manufacturers of our vehicles and equipment; any impact on us from the actions of our licensees, franchisees, dealers and independent contractors; our ability to maintain profitability during adverse economic cycles and unfavorable external events (including war, terrorist acts, natural disasters and epidemic disease); shortages of fuel and increases or volatility in fuel costs; our ability to successfully integrate acquisitions and complete dispositions; our ability to maintain favorable brand recognition; costs and risks associated with litigation; risks related to our indebtedness, including our substantial amount of debt, our ability to incur substantially more debt and increases in interest rates or in our borrowing margins; our ability to meet the financial and other covenants contained in our Senior Credit Facilities, our outstanding unsecured Senior Notes and certain asset-backed and asset-based arrangements; changes in accounting principles, or their application or interpretation, and our ability to make accurate estimates and the assumptions underlying the estimates, which could have an effect on earnings; changes in the existing, or the adoption of new laws, regulations, policies or other activities of governments, agencies and similar organizations where such actions may affect our operations, the cost thereof or applicable tax rates; changes to our senior management team; the effect of tangible and intangible asset impairment charges; the impact of our derivative instruments, which can be affected by fluctuations in interest rates and commodity prices; and our exposure to fluctuations in foreign exchange rates.  Additional information concerning these and other factors can be found in our filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

Hertz Holdings therefore cautions you against relying on these forward-looking statements. All forward-looking statements attributable to Hertz Holdings or persons acting its behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and Hertz Holdings undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 99.1 April 2, 2013 Hertz Holdings presentation at the Investor Meeting.

Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERTZ GLOBAL HOLDINGS, INC.
(Registrant)

	By:	/s/ ELYSE DOUGLAS
	Name:	Elyse Douglas
	Title:	Executive Vice President and
Chief Financial Officer

Date: April 5, 2013